UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2008

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Agreement.

SSL Distribution Agreement

OraSure Technologies, Inc. (the “Company”) and SSL International plc (“SSL”) are parties to a Distribution Agreement, dated as of June 1, 2005, as amended (the “Original Distribution Agreement”), pursuant to which the Company supplies to SSL, and SSL distributes in certain foreign countries, an over-the-counter product for the cryosurgical removal of common and plantar warts.

The Company and SSL entered into Amendment No. 2 to Distribution Agreement, dated as of November 30, 2007 (“Amendment No.2”), for the purpose of amending the Original Distribution Agreement to, among other things, establish a process for modifying the terms of the Original Distribution Agreement for years beyond 2008. The Company and SSL have executed a letter agreement, dated October 31, 2008 (the “Letter Agreement), in order to extend the deadline for completing negotiations on such modifications to the Distribution Agreement from November 30, 2008 to December 19, 2008. A copy of the Letter Agreement is attached as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

Abbott Distribution Agreement

The Company and Abbott Laboratories (“Abbott”) previously entered into a Supply and Distribution Agreement, dated as of February 11, 2005, as amended (the “Supply and Distribution Agreement”), pursuant to which the Company agreed to supply, and Abbott agreed to distribute, the OraQuick ADVANCE® Rapid HIV-1/2 Antibody Test (“OraQuick ADVANCE® Test”) on an exclusive basis to hospitals and reference laboratories and on a non-exclusive basis to physicians’ offices in the U.S. On October 31, 2008, the parties entered into a Termination and Transition Agreement (the “Transition Agreement”), pursuant to which the parties have mutually agreed to terminate the Supply and Distribution Agreement on December 31, 2008. As a result, beginning in 2009, the Company will directly sell the OraQuick ADVANCE® Test to hospitals and reference laboratories and continue to sell to physicians’ offices through distributors. Pursuant to the Transition Agreement, the Company will pay Abbott a termination fee and Abbott will assist in transitioning its OraQuick® business to the Company. A copy of a press release announcing the transition is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.02 – Results of Operations and Financial Condition.

On November 5, 2008, OraSure Technologies, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2008 and providing an update on financial guidance for the fourth quarter of 2008. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10	Letter Agreement, dated October 31, 2008, between OraSure Technologies, Inc. and SSL International plc.

99.1	Press Release, dated November 5, 2008, announcing the termination of the Supply and Distribution Agreement between OraSure Technologies, Inc. and Abbott Laboratories.

99.2	Press Release, dated November 5, 2008, announcing financial results of OraSure Technologies, Inc. for the quarter ended September 30, 2008 and providing an update on financial guidance for the fourth quarter 2008.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 5, 2008	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
10	Letter Agreement, dated October 31, 2008, between OraSure Technologies, Inc. and SSL International plc.

99.1	Press Release, dated November 5, 2008, announcing the termination of the Supply and Distribution Agreement between OraSure Technologies, Inc. and Abbott Laboratories.

99.2	Press Release, dated November 5, 2008, announcing financial results of OraSure Technologies, Inc. for the quarter ended September 30, 2008 and providing an update on financial guidance for the fourth quarter 2008.